Exhibit 99.1

Xtant Medical and Dilon Technologies Announce Exclusive U.S. Distribution Agreement for Dilon’s HEMOBLAST® Bellows Product

Xtant has hired Dilon’s U.S. sales team to assist in selling the HEMOBLAST® Bellows product and penetrating the estimated $2.0 billion global addressable market for hemostatic products

BELGRADE, Mont., and NEWPORT NEWS, VA., April 13, 2026 — Xtant Medical Holdings, Inc. (NYSE American: XTNT), a medical technology company focused on surgical solutions for spinal and other orthopedic conditions, and Dilon Technologies, Inc., a medical device manufacturer, today announced that the companies have entered into an agreement whereby Xtant has acquired exclusive U.S. distribution rights to Dilon’s HEMOBLAST® Bellows for high-performance hemostasis following certain surgical procedures.

Sean Browne, President and CEO of Xtant Medical, stated, “We are excited to partner with Dilon Technologies to bring HEMOBLAST, a highly complementary hemostatic technology, to a broader group of surgeons. This agreement expands our portfolio with a unique and versatile hemostatic solution while also significantly bolstering our own commercial capabilities with the integration of Dilon’s approximately 20-person U.S. sales team into our organization. With our broadened product offering and enhanced reach and sales capabilities, we believe we can better address the comprehensive needs of surgeons and patients alike while meaningfully expanding our addressable market.”

George Makhoul, CEO of Dilon Technologies, stated, “HEMOBLAST is highly differentiated in the surgical hemostat market with its unique composition as the only collagen/thrombin formulation that provides applicability across minimal, mild, and moderate bleeding types, and we are very pleased to entrust its future growth to Xtant. As a recognized leader in the manufacture and distribution of novel biologics solutions for a range of surgical applications, we believe Xtant is the ideal partner to extend the U.S. commercial reach of HEMOBLAST and achieve its full market potential.”

HEMOBLAST Bellows is a pre-loaded hemostatic powder indicated in surgical procedures as an adjunct to hemostasis when control of minimal, mild, and moderate bleeding by conventional procedures is ineffective or impractical, except in ophthalmic and urological procedures. HEMOBLAST is the only hemostat containing collagen (mechanical hemostat), human derived thrombin (which converts fibrinogen to fibrin, a basic element required for blood clotting), and bovine-derived chondroitin sulfate (which provides cohesion between the wound and surrounding tissue). Delivered via a pre-loaded bellows applicator, HEMOBLAST requires no prep prior to use.

Xtant plans to update its full-year 2026 financial guidance in light of the new distribution arrangement in connection with the release of its first quarter 2026 financial results.

About Dilon Technologies® Inc.

Dilon Technologies Inc., a medical device manufacturer based in Newport News, Virginia, strives to improve the quality of care by providing a wide range of innovative medical device technology that benefits patients around the world. Dilon has a strong medical device portfolio which includes HEMOBLAST Bellows, the only combination powdered surgical hemostat that contains collagen, thrombin and chondroitin sulfate, MarginProbe, a groundbreaking technology for accurate margin assessment in breast cancer surgery, the Navigator System, a surgical gamma probe system for radio-guided lymphatic mapping and tumor localization, TrueView Pro 100, a specimen radiography system (SRS) that uses advanced radiography and automated software to precisely identify tumor lesions in resected or biopsied breast tissue, and the CoPilot, an innovative, portable, and easy to use video laryngoscope.

About Xtant Medical Holdings, Inc.

Xtant Medical’s mission of honoring the gift of donation so that our patients can live as full and complete a life as possible, is the driving force behind our company. Xtant Medical Holdings, Inc. (www.xtantmedical.com) is a global medical technology company focused on the design, development, and commercialization of a comprehensive portfolio of orthobiologics serving the chronic and surgical wound care and sports medicine markets, as well as spinal implant systems. Xtant people are dedicated and talented, operating with the highest integrity to serve our customers.

The symbols ™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or its affiliates, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this release include Xtant’s expectations regarding the exclusive distribution arrangement and its ability to better address the comprehensive needs of surgeons and patients. Xtant cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the success of the distribution arrangement and the HEMOBLAST® Bellows product, including future U.S. sales and the additional U.S. sales personnel and their impact on Xtant’s business and operating results; the possibility that the distribution agreement may be terminated by either party; the effect of the distribution agreement on Xtant’s business, including its relationships with other distributors, independent sales representatives and personnel, and its business and operating results; Xtant’s future operating and financial performance and its ability to increase or maintain revenue; the success of Xtant’s expanded field sales force to improve Xtant’s reach and leverage its outstanding contract portfolio and independent agent network; its ability to become operationally self-sustaining and less reliant on third-party manufacturers and suppliers; risks associated with acquisitions and dispositions; its ability to implement successfully its future growth initiatives and risks associated therewith; possible future impairment charges to long-lived assets and goodwill and write-downs of excess and obsolete inventory; its ability to continue to innovate, develop and introduce new products and the success of those products; its ability to remain competitive; its ability to engage and retain new and existing independent distributors and agents and qualified sales and other personnel and its dependence on key independent agents for a significant portion of its revenue; the effect of inflation, elevated interest rates and other recessionary factors and supply chain disruptions; the effect of product sales mix changes on its financial results; its ability to service its debt, comply with debt covenants, and access additional indebtedness or financing on favorable terms or at all, if and when needed, and other risk factors contained in Xtant’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (SEC) on March 31, 2026 and subsequent SEC filings by Xtant. Investors are encouraged to read Xtant’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. Xtant undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to Xtant or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

For Xtant Medical:

Kevin Gardner

LifeSci Advisors

kgardner@lifesciadvisors.com

-OR-

Rob Windsor

LifeSci Advisors

rwindsor@lifescipartners.com

For Dilon Technologies:

George Makhoul

CEO, Dilon Technologies

(877) 463-4566

info@dilon.com